Dec. 12, 2023
First Trust Morningstar Dividend Leaders Index Fund

1.              Notwithstanding anything to the contrary in the Fund’s prospectus, effective as of the date set forth above, the fourth sentence of the first paragraph of the section entitled “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:

The Index Provider serves as the index calculation agent.

2.              Notwithstanding anything to the contrary in the Fund’s prospectus, effective as of the date set forth above, the second sentence of the sole paragraph of the section entitled “Index Providers” is hereby deleted in its entirety and replaced with the following:

With the exception of the First Trust Value Line® Dividend Index Fund and First Trust US Equity Opportunities ETF, each Index Provider or its agent also serves as calculation agent for the Index they provide (each, an “Index Calculation Agent”).